PREFERRED SHARES	12 Months Ended
Mar. 31, 2025
Preferred Shares
PREFERRED SHARES

17 PREFERRED SHARES

In July 2021, DSL allotted 3,000 Series A Preferred Shares to a new shareholder for a consideration of $6,000,000.

Each Preferred Share carried a number of votes equal to that of the ordinary shares then issuable upon its conversion into ordinary shares at the record date for determination of the shareholders entitled to vote on such matters. The holders of Preferred Shares and ordinary shares shall vote together as a single class unless it is required by applicable law or the Company’s Article of Association that Preferred Shares to vote separately as a class.

Conversion right

Each Preferred Share would automatically be converted into ordinary shares, at the conversion price (i) immediately upon the closing of a qualified initial public offering or (ii) upon the prior written approval of the holders of majority of Preferred Shares (voting together as a single class).

Unless converted earlier pursuant to above, each holder of Preferred Shares would have the right, at such holder’s sole discretion, to convert all or any portion of the Preferred Shares into ordinary shares at any time.

In respective of the conversion price, the conversion rate for Preferred Shares would be determined by dividing the issue price (US$2,000) per share at the time of its issuance (the “Issue Price”) by the conversion price then in effect at the date of the conversion. The initial conversion price will be the Issue Price on first Preferred Share was issued (i.e., a 1-to-1 initial conversion ratio), and such initial conversion price would be subject to adjustments to reflect stock dividends, stock splits and future capital raises at a price per share lower than the conversion price in effect on the date of and immediately prior to such issuance (the “Applicable Conversion Price”). Upon future capital raises at a price per share lower than the Applicable Conversion Price, anti-dilution adjustment would be applied to reduce the Applicable Conversion Price concurrently.

Dividend right and protection provision

Each holder of Preferred Shares were entitled to receive dividends, prior and in preference to any declaration or payment of any dividend on the ordinary shares or any other class or series of shares issued by the Company, at the rate of four percent per annum of the applicable issue price of the Preferred Shares, on a non-cumulative basis, for each Preferred Share held by such holder. As part of the protective provision, certain reserved matters of the Company and its subsidiaries shall require the prior written approval of the holders of a majority of Preferred Shares as provided in the Articles of Association of the Company (the “Articles”).

Redemption right

The Preferred Shares are redeemable at the request of the holders at earlier of (i) a qualified initial public offering has not been consummated on or before the fifth anniversary of the date on which the first Preferred Share was issued; or (ii) a redemption right has been triggered by a materially breach of certain transaction documents by the Company; or (iii) the Company materially fails to comply with applicable laws and regulations. The redemption price (the “Redemption Price”) for each Preferred Share shall be equal to the higher of (i) 100% of the applicable Issue Price for such Preferred Shares and plus all declared but unpaid dividend, or (ii) the then fair market value of such Preferred Share.

Liquidation preference

The Preferred Shares also provided with liquidation preference to its holders in the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary or the consummation of a liquidation event as provided in the Articles to recover one hundred percent (100%) of the corresponding Issue Price per Share (such price may be adjusted as necessary) plus all accrued or declared but unpaid dividends.

As at 31 March 2024, DSL had 3,000 Preferred Shares issued and outstanding, with recapitalized amount of 2,460,000 Preferred Shares and the carrying amount was $9,359,000 with fair value gain of $4,101,000 recognized during the year ended 31 March 2024.

In May 2024, DSL had issued a further 151 Series A Preferred Shares, with recapitalized amount of 123,820 Preferred Shares, and fair value of $369,648 was charged to profit or loss. The issuance of the 151 Series A Preferred Shares was the result of an anti-dilution clause, which was triggered upon the completion of the Capital Raise from Rhino Ventures in May 2024. In July 2024, in the Exchange as mentioned in Note 1.1, Series A Preferred Shares of DSL were exchanged for Preferred Shares, where Preferred Shares contained the same terms and conditions as the Series A Preferred Shares.

On December 20, 2024, following the Company’s registration statement Form F-1 being declared effective by the SEC, the outstanding 2,583,820 Preferred Shares were converted into Ordinary Shares on a 1:1 basis with 2,583,820 Ordinary Shares being issued. During the year ended March 31, 2025, a fair value gain of $4,117,648 was recognized and there were no Preferred Shares outstanding as of March 31, 2025.

The fair value of Preferred Shares as of the date of conversion amounted to $5,611,000. The Discounted Cash Flow (“DCF”) method was used to determine the total equity value of the Group by capturing the present value of the expected cash flows. The equity allocation model was then used to allocate the total equity value of the Group to derive the fair value of the Preferred Shares.

For details of fair value measurement as of 31 March 2024, please refer to note 26.5 to the consolidated financial statements.